Exhibit 10.51
RELIANT RESOURCES, INC. DEFERRAL PLAN
(As Established Effective January 1, 2002)
Second Amendment
WHEREAS, Reliant Energy, Inc (formerly known as Reliant Resources, Inc. and hereinafter the “Company”), established and maintains the Reliant Resources, Inc. Deferral Plan, effective January 1, 2002, and as thereafter amended (the “Plan”), for the benefit of its eligible non-union employees and non-employee directors; and
WHEREAS, the Board of Directors of the Company has reserved the authority under Section 7.1 of the Plan to amend the Plan; and
WHEREAS, in response to the enactment of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), effective as of January 1, 2005, the Company in operation separated all Plan benefits earned and vested as of December 31, 2004 (“Grandfathered Benefits”) from all Plan benefits earned or vested after December 31, 2004 (“409A Benefits”); and
WHEREAS, at all times on and after January 1, 2005, the Grandfathered Benefits, along with all earnings, gains and losses attributable thereto, have been (and continue to be) subject to the terms and provisions of the Plan as in effect on December 31, 2004, and no material modifications, within the meaning of Code Section 409A, have been made (in form or operation) to the Plan with respect to the Grandfathered Benefits; and
WHEREAS, the Company desires to bifurcate the Plan such that (1) the Grandfathered Benefits, along with all earnings, gains and losses attributable thereto, shall continue to be maintained under and paid from the Plan, which shall be frozen and intended to be a “grandfathered” plan exempt from Code Section 409A, and (2) the 409A Benefits, along with all earnings, gains and losses attributable thereto, shall be maintained under and paid from a separate plan that is intended to comply with the requirements Code Section 409A, known as the Reliant Energy, Inc. Deferral and Restoration Plan; and
WHEREAS, in connection with the foregoing, the Company desires to rename the Plan;

NOW, THEREFORE, the Company hereby amends the Plan, effective as of the dates set forth herein, as follows:
1. Effective as of April 26, 2004, all references in the Plan to “Reliant Energy, Inc.” are hereby deleted and replaced in lieu thereof with “CenterPoint Energy, Inc.”
2. Effective as of April 26, 2004, all references in the Plan to “Reliant Resources, Inc.” are hereby deleted and replaced in lieu thereof with “Reliant Energy, Inc.” and the definition of “Company” in Article I of the Plan is hereby amended to read as follows:
“‘Company’ means Reliant Energy, Inc., a Delaware corporation, or any successor thereto.”
3. Effective as of April 26, 2004, the name of the Plan is hereby amended to be the “Reliant Energy, Inc. Grandfathered Deferral Plan,” and all references in the Plan to the “Reliant Resources, Inc. Deferral Plan” are hereby amended accordingly, and the definition of “Plan” in Article I of the Plan is hereby amended to read as follows:
“‘Plan’ means the Reliant Energy, Inc. Grandfathered Deferral Plan, established effective January 1, 2002, as set forth herein, and as may hereafter be amended from time to time.”
4. Effective as of December 31, 2004, the Plan is hereby frozen. No new participants and no further benefits shall be accrued or earned under the Plan after December 31, 2004, other than earnings, losses and gains attributable to Plan benefits earned and vested as of December 31, 2004.
5. Effective as of December 31, 2004, Article II of the Plan is hereby amended to add new Section 2.10 to read as follows:
“2.10 Frozen Plan. This Plan is a frozen plan as of December 31, 2004. This Plan is intended to be a ‘grandfathered’ plan for purposes of Code Section 409A. All benefits under this Plan were earned and vested as of December 31, 2004, which, along with all earnings, gains and losses attributable thereto, are intended to be ‘grandfathered benefits’ exempt from Code Section 409A. No new participants and no further benefits shall be accrued or earned under the Plan after December 31, 2004, other than earnings, losses and gains attributable to benefits in the Plan that were earned and vested as of December 31, 2004.”

IN WITNESS WHEREOF, Reliant Energy, Inc. has caused this document to be executed by its duly authorized officer, this 25 day of September, 2008, but effective as of the dates specified herein.

RELIANT ENERGY, INC.
By:	/s/ Karen D. Taylor
Karen D. Taylor
Senior Vice President – Human Resources